                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 10, 2004
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-116820-02          13-3416059
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                           10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On November 10, 2004, a pooling and servicing agreement dated as of
November 1, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among Merrill Lynch Mortgage Investors, Inc. as depositor (the
"Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled
Merrill Lynch Mortgage Trust 2004-BPC1 ("Merrill Lynch Mortgage Trust
2004-BPC1"), Commercial Mortgage Pass-Through Certificates, Series 2004-BPC1
(the "Certificates"). The Pooling and Servicing Agreement is attached as Exhibit
4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5, Class A-1A, Class AJ, Class B, Class C and
Class D (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No.
333-116820) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated
("Merrill Lynch"), Banc of America Securities LLC, PNC Capital Markets, Inc.,
IXIS Securities North America Inc. and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") pursuant to an underwriting agreement dated as of November 2, 2004 (the "Underwriting Agreement") between the Registrant and
Merrill Lynch for itself and as representative of the other Underwriters. The
Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage
Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending,
Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of November 2, 2004 (the "MLML Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "Bank of America Mortgage Loans") were acquired by the Registrant from Bank of America, N.A. ("Bank of America") as seller pursuant to a mortgage loan purchase agreement dated as of November 2,
2004 (the "Bank of America Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.2. Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "PNC Mortgage Loans") were acquired by the
Registrant from PNC Bank, National Association ("PNC") as seller pursuant to a mortgage loan purchase agreement dated as of November 2, 2004 (the "PNC Mortgage
Loan Purchase Agreement"), which is attached hereto as Exhibit 99.3. The remaining mortgage loans backing the Publicly-Offered Certificates (the "IXIS
Mortgage Loans"; the MLML Mortgage Loans, the Bank of America Mortgage Loans,
the PNC Mortgage Loans and the IXIS Mortgage Loans, collectively, the "Mortgage
Loans") were acquired by the Registrant from IXIS Real Estate Capital Inc.
("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of
November 2, 2004 (the "IXIS Mortgage Loan Purchase Agreement"; the MLML Mortgage
Loan Purchase Agreement, the Bank of America Mortgage Loan Purchase Agreement,
the PNC Mortgage Loan Purchase Agreement and the IXIS Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.4.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller--MLML, Bank of America, PNC or IXIS, as the case may be -- to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Bank of America Mortgage Loan Purchase Agreement

99.3              PNC Mortgage Loan Purchase Agreement

99.4              IXIS Mortgage Loan Purchase Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 24, 2004

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By: /s/ George H. Kok
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                                              Name:  George H. Kok
                                              Title:  Senior Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Bank of America Mortgage Loan Purchase Agreement

99.3              PNC Mortgage Loan Purchase Agreement

99.4              IXIS Mortgage Loan Purchase Agreement

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